UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

F O R M 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 1, 2005

BOSTON CAPITAL TAX CREDIT FUND V L.P.

(Exact name of registrant as specified in its charter)

Delaware 0-26200 04-3208648

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

c/o Boston Capital Corporation,

One Boston Place, Boston, Massachusetts 02108-4406

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(617) 624-8900

None

(Former name or former address, if changed since last report)

Item 5. Other Events

As of February 9, 2004 Boston Capital Tax Credit Fund V L.P., a Delaware limited partnership, specifically Series 47 thereof, entered into various agreements relating to Parkland Manor Apartments, a Kentucky limited partnership (the "Operating Partnership") on behalf of Series 47 of the Partnership, including the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of February 9, 2004 (the "Operating Partnership Agreement"), pursuant to which Series 47 acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement.

The Operating Partnership owns a 74 unit apartment complex for seniors located at 702 East Lake Drive and 104-110, 112-118, 120-126, 128-134, 134-142,144-150,152-158, and 160-166 Watkins Woods Drive in Grayson County, Kentucky, which is known as Parkland Manor East and Parkland Manor West (the "Apartment Complex"). The Apartment Complex consists of 10 buildings containing 11 studio units, 31 one-bedroom units and 32 two-bedroom units. Amenities include elevator, clubhouse, fitness center, laundry rooms, and lawn irrigation sprinklers. Construction of the Apartment Complex commenced in July, 2004 and was completed in March, 2005. 100% Occupancy was achieved in September, 2005.

The Operating Partnership is receiving construction financing in the amount of $2,150,000 (the "First Construction Mortgage") from Leitchfield Deposit Bank and Trust Company. The First Construction Mortgage bears interest at the rate of prime plus 1% per annum and a 1 year term. The Operating Partnership expects to receive permanent financing in the amount of $2,150,000 (the "First Permanent Mortgage") from Leitchfield Deposit Bank and Trust Company. The Permanent Mortgage is expected to bear interest at 2% per annum payable over a 30 year amortization period and a 15 year term. The Operating Partnership is receiving additional construction financing in the amount of $546,900 (the "Second Construction Mortgage") from Leitchfield Deposit Bank and Trust Company. The Second Construction Mortgage bears interest at the rate of 7.5% for months 1-60 and 9% for months 61-120 per annum and has a 30 year amortization period and 15 year term. The Operating Partnership expects to receive additional permanent financing in the amount of $546,900 (the "Second Permanent Mortgage") from Leitchfield Deposit Bank and Trust Company. The Permanent Mortgage is expected to bear interest rate of 5.50%, payable over a 30 year amortization period and a 15 year term.

It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The general partner of the Operating Partnership is Parkland Manor Holdings, LLC, (the "General Partner"). The principal of the General Partner is Garry D. Watkins.

Series 47 acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $2,656,523 to the Operating Partnership in six installments as follows:

    $1,043,600 (the "First Installment") which was previously paid to the Partnership upon satisfaction of the conditions to payment thereof set forth in Section 3 of the First Amendment to Agreement of Limited Partnership of the Partnership;
    $550,314 (the "Second Installment") upon execution and delivery of this Agreement;
    $332,065 (the "Third Installment") upon Seventy-five Percent Partial Completion of Construction;
    $332,065 (the "Fourth Installment") on the latest of (i) the Completion Date, (ii) receipt by the Limited Partners of a copy of the Partnership's owner's title insurance policy, as endorsed through the Completion Date, which policy shall (a) in no event include a survey exception, (b) include a comprehensive endorsement, (c) shall provide affirmative coverage over all easements, and (d) otherwise satisfaction of all of the post closing due diligence items set forth on Schedule B attached hereto, or (iv) receipt and approval by the Special Limited Partner of the "as built" survey(s) prepared by a certified surveyor for each building of the Apartment complex;
    $385,196 (the "Fifth Installment") on the latest of (i) Cost Certification, (ii) the State Designation, (iii) the Initial 93% Occupancy Date, (iv) Permanent Mortgage Commencement, (v) receipt and approval by the Special Limited Partner of updated insurance certificates, or (vi) Rental Achievement; and
    $13,283 (the "Sixth Installment") on Rental Achievement Confirmation.

The first, second, third, fourth, fifth, and sixth Installments have been paid by Series 47.

The total Capital Contribution of Series 47 to the Operating Partnership is based on the Operating Partnership receiving $3,449,985 in Tax Credits during the 11-year period commencing in 2005 of which 100% ($3,449,985) will be allocated to Series 47 as the Investment Limited Partner of the Operating Partnership.

Series 47 believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:
	Profits, Losses and Tax Credits from Normal Operations	Capital Transactions	Cash Flow
General Partner	.01%	80%	10%
Series 47	99.99%	20%	90%
Special Limited Partner	0%	0%	0%

The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of Series 47.

Series 47 used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

Boston Capital, or an Affiliate thereof, will receive a fee (the "Asset Management Fee") commencing in 2005 from the Operating Partnership, for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership, in the annual amount of $4,000. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 10.3(a) of the Operating Partnership Agreement, provided, however, that if, in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

The Operating Partnership will pay the General Partner a fee (the "Partnership Management Fee") commencing in 2005 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $15,000 multiplied by the CPI Adjustment in effect as of January 1 of such year. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner set forth in Section 10.3(a) of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $447,000. The Development Fee shall be due and payable only in accordance with Section 6 of the Development Agreement and, if not sooner paid, the total amount then outstanding will be payable on the tenth (10th) anniversary of the end of the Tax Credit Period from the proceeds of an additional General Partner Capital Contribution.

Item 7. Exhibits.

	(c)	Exhibits.	Page
(1)	(a)	Form of Dealer-Manager Agreement between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	Agreement of Limited Partnership of the Partnership

Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (2) to Registration Statement No. 33-70564 on Form

S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: July 2, 2007

BOSTON CAPITAL TAX CREDIT FUND V L.P.

By: Boston Capital Associates V L.P.,

its General Partner

By: BCA Associates Limited Partnership, its

General Partner

By: C&M Management, Inc., its

sole General Partner

By: /s/ John P. Manning__

John P. Manning, President